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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                 FORM 8-K


              Current Report Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934

                      Date of Report: April 28, 1998



                            TMP WORLDWIDE INC.
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          (Exact name of Registrant as specified in its charter)



   Delaware                      0-21571                      13-3906555
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(State of                  (Commission File No.)           (I.R.S. Employer
Incorporation)                                            Identification No.)



1633 Broadway, New York, New York                                       10019
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(Address of principal executive offices)                           (Zip Code)


     Registrant's telephone number, including area code: 212-977-4200
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Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         On April 28, 1998, TMP Worldwide Inc. ("TMP") issued to each of Herbert Fossler and Rosita Fossler, 26,994 shares of TMP's Common Stock pursuant to Regulation S. The shares constitute a portion of the total purchase price which TMP paid for all outstanding securities of Fossler & Partner, M-Page and ConServe.

         All other items of this report are inapplicable.



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                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TMP WORLDWIDE INC.


Dated:  April 28, 1998                 By: /s/ Myron Olesnyckyj
                                           -------------------------------
                                           Myron Olesnyckyj, Esq.
                                           Vice President- General Counsel


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